UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 28, 2009 (December 28, 2009)
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 28, 2009, the Company and Nabors Industries, Inc. (“Nabors”) entered into an amendment to that certain executive employment agreement, dated April 29, 2009, with Eugene M. Isenberg, the Company’s Chairman and Chief Executive Officer (the “Isenberg Employment Agreement”). The amendment extends through June 27, 2010 the previously agreed reduction of the annual rate of base salary payable under the Isenberg Employment Agreement from $1.3 million per year to $1.17 million per year.
On December 28, 2009, the Company and Nabors entered into an amendment to that certain executive employment agreement, dated April 29, 2009, with Anthony G. Petrello, the Company’s Deputy Chairman, President and Chief Operating Officer (the “Petrello Employment Agreement”). The amendment extends through June 27, 2010 the previously agreed reduction of the annual rate of base salary payable under the Petrello Employment Agreement from $1.1 million per year to $990,000 per year.
The reductions in the base salaries of Messrs. Isenberg and Petrello are commensurate with salary reductions implemented throughout the Company, including at the Board level, as part of an initiative to reduce costs in light of the current economic downturn. The salary reductions do not affect the calculation or payment of any ancillary benefits.
The Isenberg Employment Agreement and the Petrello Employment Agreement are filed as Exhibits 10.1 and 10.2, respectively, to our Form 8-K, dated April 29, 2009.
The foregoing descriptions of the amendments are qualified in their entirety by reference to the copies thereof, which are attached hereto as Exhibit 10.1 for Mr. Isenberg and Exhibit 10.2 for Mr. Petrello, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Document Description

10.1	Second Amendment to Executive Employment Agreement, dated December 28, 2009, among Nabors Industries, Inc., Nabors Industries Ltd. and Eugene M. Isenberg

10.2	Second Amendment to Executive Employment Agreement, dated December 28, 2009, among Nabors Industries, Inc., Nabors Industries Ltd. and Anthony G. Petrello

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 28, 2009	NABORS INDUSTRIES LTD.
/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Second Amendment to Executive Employment Agreement, dated December 28, 2009, among Nabors Industries, Inc., Nabors Industries Ltd. and Eugene M. Isenberg

10.2	Second Amendment to Executive Employment Agreement, dated December 28, 2009, among Nabors Industries, Inc., Nabors Industries Ltd. and Anthony G. Petrello

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